       As filed with the Securities and Exchange Commission on February 17, 1998
                                          Registration Statement No. 333-_______
--------------------------------------------------------------------------------

                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                              ----------------------
                                 Amendment No. 1
                                        to
                                     FORM S-8
                              Registration Statement
                         Under The Securities Act of 1933

                              ----------------------

                                 MICROPROSE, INC.
              (Exact name of Registrant as specified in its charter)

                              ----------------------

         Delaware                                          52-1728656
         --------                                          ----------
      (State or other                                   (I.R.S. Employer
      jurisdiction of                                  Identification No.)
     incorporation or
       organization)

          2490 MARINER SQUARE LOOP, SUITE 100, ALAMEDA, CALIFORNIA 94501
                      (Address of Principal Executive Offices)
                                      (Zip Code)

                              ----------------------

             MicroProse, Inc.   MicroProse, Inc.    MicroProse, Inc.
            1994 Stock Option    Employee Stock    1996 Supplemental
                   Plan          Purchase Plan     Stock Option Plan
                            (Full title of the plans)

                              ----------------------

                                    Kip Welch
                       Vice President, General Counsel and
                                    Secretary
                                 MicroProse, Inc.
                       2490 MARINER SQUARE LOOP, SUITE 100
                             ALAMEDA, CALIFORNIA 94501
                                  (510) 522-3584
     (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              ----------------------

                                     Copy to:
                             DAVID C. DRUMMOND, ESQ.
                             MICHAEL F. HAYDEN, ESQ.
                         WILSON SONSINI GOODRICH & ROSATI
                             PROFESSIONAL CORPORATION
                                650 PAGE MILL ROAD
                             PALO ALTO, CA 94304-1050
                                  (650) 493-9300

                              ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------


                                             Proposed   Proposed
            Title of                          Maximum    Maximum
           Securities              Amount    Offering   Aggregate    Amount of
              to be                 to be    Price Per  Offering    Registration
           Registered            Registered  Share(1)     Price        Fee
--------------------------------------------------------------------------------

1994 Stock Option Plan, Common
 Stock, $0.001 par value  . . .   600,000     $2.05     $1,230,000

Employee Stock Purchase Plan,
 Common Stock, $0.001 par
 value  . . . . . . . . . . .     200,000     $2.05     $  410,000

1996 Supplemental Stock Option
 Plan, Common Stock, $0.001 par
 value  . . . . . . . . . . .     250,000     $2.05     $  512,500
--------------------------------------------------------------------------------
     TOTAL                      1,050,000      ----     $2,152,500   $634.99
--------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the total registration fee on the basis of $2.05 per share, which represents the average of the high and the low prices reported on the Nasdaq National Market on February 9, 1998.

                                   EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-8 (reg. no. 33-85024) is being filed for the purpose of increasing the number of shares registered for the 1994 Stock Option Plan from 4,464,321 to 5,064,321. All other portions of that Registration Statement, as previously filed, remain unchanged and are incorporated herein by reference.

This Amendment No. 1 to the Registration Statement on Form S-8 (reg. no. 33-75858) is being filed for the purpose of increasing the number of shares registered for the Employee Stock Purchase Plan from 400,000 to 600,000. All other portions of that Registration Statement, as previously filed, remain unchanged and are incorporated herein by reference.

This Amendment No. 1 to the Registration Statement on Form S-8 (reg. no. 333-30487) is being filed for the purpose of increasing the number of shares registered for the 1996 Supplemental Stock Option Plan from 250,000 to 500,000. All other portions of that Registration Statement, as previously filed, remain unchanged and are incorporated herein by reference.



ITEM 8.            INDEX TO EXHIBITS
                   -----------------

   Exhibit
   Number                 Description of Document
----------- -----------------------------------------------------------

   *4.1      1994 Stock Option Plan
  **4.2      Employee Stock Purchase Plan
 ***4.3      1996 Supplemental Stock Option Plan
    5.1      Opinion of counsel as to legality of securities
             being registered.
   23.1      Consent of Independent Auditors.
   24.2      Consent of Counsel (contained in Exhibit 5.1 hereto).

-----------

   * Incorporated herein by reference to exhibits filed with the Registrant's Registration Statement on Form S-8 (No. 33-85024) filed with the Securities and Exchange Commission.

  ** Incorporated herein by reference to exhibits filed with the Registrant's Registration Statement on Form S-8 (No. 33-75858) filed with the Securities and Exchange Commission.

 *** Incorporated herein by reference to exhibits filed with the Registrant's Registration Statement on Form S-8 (No. 333-30487) filed with the Securities and Exchange Commission.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on this 17th day of February 1998.


                              MICROPROSE, INC.

                              By: /s/ Kip Welch
                                 -----------------------------------
                                   Kip Welch,
                                   Vice President, General Counsel
                                   and Assistant Secretary



                                 POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen M. Race and Kip Welch, jointly and severally, as his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the date indicated.

      Signatures                     Title                         Date
      ----------                     -----                         ----

 /s/ Stephen M. Race       Chief Executive Officer            February 17, 1998
----------------------     and Director (PRINCIPAL
     Stephen M. Race       EXECUTIVE AND FINANCIAL
                           OFFICER)


 /s/ William E. Meyer     Corporate Controller and            February 17, 1998
----------------------    Chief Accounting Officer
     William E. Meyer     (PRINCIPAL ACCOUNTING
                          OFFICER)

 /s/ Gilman G. Louie       Chairman of the Board of           February 17, 1998
----------------------     Directors
     Gilman G. Louie

 /s/  David C. Costine      Director                          February 17, 1998
----------------------
      David C. Costine

 /s/  Vinod Khosla          Director                          February 17, 1998
----------------------
      Vinod Khosla

 /s/  Keith Schaefer        Director                          February 17, 1998
----------------------
      Keith Schaefer

                                  INDEX TO EXHIBITS

   Exhibit                                                      Sequentially
   Number                Description of Document               Numbered Page
--------------  ---------------------------------------------  -------------

    *4.1        1994 Stock Option Plan
   **4.2        Employee Stock Purchase Plan
  ***4.3        1996 Supplemental Stock Option Plan
     5.1        Opinion of counsel as to legality of
                securities being registered.
    23.1        Consent of Independent Auditors.
    24.2        Consent of Counsel (contained in Exhibit 5.1
                hereto).

-------------

       * Incorporated herein by reference to exhibits filed with the Registrant's Registration Statement on Form S-8 (No. 33-85024) filed with the Securities and Exchange Commission.

      ** Incorporated herein by reference to exhibits filed with the Registrant's Registration Statement on Form S-8 (No. 33-75858) filed with the Securities and Exchange Commission.

     *** Incorporated herein by reference to exhibits filed with the Registrant's Registration Statement on Form S-8 (No. 333-30487) filed with the Securities and Exchange Commission.